UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

ST. BERNARD SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15015 Avenue of Science

San Diego, CA 92128

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 676-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agility Capital, LLC Loan Agreement and Warrant

On January 25, 2008, St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”), entered into a Loan Agreement (the “Loan Agreement”) with Agility Capital, LLC (“Agility”). Pursuant to the terms of the Loan Agreement, Agility provided St. Bernard with a non-revolving term loan in the amount of $750,000, at a 15% fixed interest rate (the “Loan”). Beginning March 1, 2008, and on the first day of each month thereafter until July 1, 2008, St. Bernard is required to pay to Agility $25,000 plus accrued but unpaid interest. Beginning July 1, 2008, and on the first day of each month thereafter, St. Bernard is required to pay Agility $50,000 plus accrued interest. The Loan will mature on January 31, 2009 (the “Maturity Date”). Prior to the Maturity Date, St. Bernard may prepay the Loan without penalty. Pursuant to the Loan Agreement, St. Bernard must pay Agility a one-time $25,000 origination fee and a monthly collateral management fee of $750. The obligations under the Loan Agreement are secured by substantially all of St. Bernard’s assets. Pursuant to a Subordination Agreement between Agility and Silicon Valley Bank, the Loan and security interest held by Agility are subordinated to the loan and the security interest held by Silicon Valley Bank pursuant to that certain Loan and Security Agreement dated May 11, 2007, as amended, between Silicon Valley Bank and St. Bernard.

The Loan Agreement contains customary affirmative and negative covenants and other restrictions. The affirmative covenants include, among others, the delivery of financial statements and tax returns to Agility and granting Agility access to view all of St. Bernard’s accounts and upon request, such other information relating to St. Bernard’s operations and conditions. St. Bernard has also agreed that without the consent of Agility, it shall refrain from activities such as engaging in a merger or acquisition or change of control, transferring assets, making investments, incurring indebtedness, paying dividends, repurchasing capital stock, or making any payments on St. Bernard’s indebtedness that is subordinated to the obligations under the Loan Agreement.

Additionally, the Loan Agreement contains customary events of default including the following: nonpayment of principal or interest; the violation of a Loan Agreement covenant; the occurrence of a material adverse change; the attachment of any portion of St. Bernard’s assets; insolvency; material misrepresentations by St. Bernard; and the default by St. Bernard under any other loan agreement. Upon the occurrence of an event of default by St. Bernard, the applicable interest rate shall become 5% above the rate that would otherwise be applicable and certain fees become payable.

The full text of the Loan Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the execution of the Loan Agreement, St. Bernard issued a warrant to Agility on January 25, 2008 (the “Agility Warrant”), which allows Agility to purchase up to 460,526 shares of St. Bernard common stock at an exercise price equal to $0.57 per share. The Agility Warrant contains anti-dilution protection in the event of a debt or equity financing, with respect to the exercise price and number of shares. The Agility Warrant expires on January 24, 2015. Furthermore, St. Bernard granted Agility piggyback registration rights with respect to the shares of common stock underlying the Agility Warrant. The full text of the Agility Warrant is attached as Exhibit 4.1 to this Current Report and is incorporated by reference herein.

If St. Bernard ceases to do business or is dissolved or liquidated before payment in full of the Loan, it may owe Agility an exit fee equal to the greater of $250,000 or the amount Agility would have been entitled to receive had Agility exercised the Agility Warrant immediately before such transaction.

Silicon Valley Bank Loan Amendment and Warrant

On January 25, 2008, St. Bernard entered into a Third Amendment to Loan and Security Agreement (the “Loan Amendment”) with Silicon Valley Bank (“SVB”), amending the Loan and Security Agreement entered into between St. Bernard and SVB on May 11, 2007 as amended by that certain First Amendment to Loan and Security Agreement dated as of July 9, 2007 and that certain Second Amendment to Loan and Security Agreement dated as of August 13, 2007. Pursuant to the terms of the Loan Amendment, among other things, SVB (i) refinanced the existing term loan with the proceeds of an advance under the revolving line of credit (and terminated the term loan facility), (ii) reduced the revolving line of credit it will provide to St. Bernard to an amount not to exceed $2,000,000, (iii) increased the interest rate on the revolving line of credit to 3% (from 2%) over the greater of the prime rate or 7.5%, (iv) modified the tangible net worth covenant, and (v) took a security interest in St. Bernard’s intellectual property. The full text of the Loan Amendment is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the execution of the Loan Amendment, St. Bernard issued a warrant to SVB on January 25, 2008 (the “SVB Warrant”), which allows SVB to purchase up to 140,350 shares of St. Bernard common stock at an exercise price of $0.57 per share. The SVB Warrant expires on January 24, 2015. Furthermore, St. Bernard has granted SVB piggyback registration rights with respect to the shares of common stock underlying the SVB Warrant. The full text of the SVB Warrant is attached as Exhibit 4.2 to this Current Report and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Warrant to purchase St. Bernard common stock dated January 25, 2008, issued to Agility Capital, LLC.

4.2	Warrant to purchase St. Bernard common stock dated January 25, 2008, issued to Silicon Valley Bank.

10.1	Loan Agreement between St. Bernard Software, Inc. and Agility Capital, LLC, dated January 25, 2008.

10.2	Intellectual Property Security Agreement between St. Bernard Software, Inc. and Agility Capital, LLC, dated January 25, 2008.

10.3	Subordination Agreement between St. Bernard Software, Inc. and Silicon Valley Bank, dated January 25, 2008.

10.4	Third Amendment to Loan and Security Agreement between St. Bernard Software, Inc. and Silicon Valley Bank, dated January 25, 2008.

10.5	Intellectual Property Security Agreement between St. Bernard Software, Inc. and Silicon Valley Bank, dated January 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ST. BERNARD SOFTWARE, INC.

Dated: January 31, 2008	By:	/s/ Vincent Rossi
Vincent Rossi
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Warrant to purchase St. Bernard common stock dated January 25, 2008, issued to Agility Capital, LLC.

4.2	Warrant to purchase St. Bernard common stock dated January 25, 2008, issued to Silicon Valley Bank.

10.1	Loan Agreement between St. Bernard Software, Inc. and Agility Capital, LLC, dated January 25, 2008.

10.2	Intellectual Property Security Agreement between St. Bernard Software, Inc. and Agility Capital, LLC, dated January 25, 2008.

10.3	Subordination Agreement between St. Bernard Software, Inc. and Silicon Valley Bank, dated January 25, 2008.

10.4	Third Amendment to Loan and Security Agreement between St. Bernard Software, Inc. and Silicon Valley Bank, dated January 25, 2008.

10.5	Intellectual Property Security Agreement between St. Bernard Software, Inc. and Silicon Valley Bank, dated January 25, 2008.